UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 15, 2021

PRA Health Sciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36732	46-3640387
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4130 ParkLake Avenue

Suite 400

Raleigh, NC 27612

(919) 786-8200

(Address, including zip code, and telephone number,
including area code, of registrant’s principal executive offices)

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Name of exchange on which registered	Trading symbol(s)
Common Stock, $0.01 par value	Nasdaq Global Select Market	PRAH

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 15, 2021, PRA Health Sciences, Inc. (“PRA”) held a special meeting of its stockholders (the “Special Meeting”). As of the close of business on April 26, 2021, the record date for the Special Meeting, 64,795,400 shares of common stock, $0.01 par value per share, of PRA (the “PRA Common Stock”), were outstanding and entitled to vote. A total of 52,801,348 shares of PRA Common Stock were voted in person or by proxy, representing approximately 81.48% of the shares entitled to be voted, which constituted a quorum to conduct business at the Special Meeting. The following are the final voting results on proposals considered and voted upon at the Special Meeting, all of which are described in PRA’s Joint Proxy Statement/Prospectus, which was filed with the U.S. Securities and Exchange Commission on April 28, 2021.

Each of the proposals was approved by the requisite vote of PRA’s stockholders.

Proposal 1 — To adopt the Agreement and Plan of Merger, dated as of February 24, 2021, by and among ICON plc (“ICON”), PRA Health Sciences, Inc. (“PRA”), ICON US Holdings Inc., a wholly owned subsidiary of ICON (“US HoldCo”), and Indigo Merger Sub, Inc., a wholly owned subsidiary of ICON and US HoldCo (such agreement, as it may be amended from time to time, the “merger agreement” and such proposal, the “PRA merger agreement proposal”).

PRA’s stockholders approved the PRA merger agreement proposal.

For	Against	Abstain
52,696,425	8,219	96,704

Proposal 2 — To approve, on an advisory (non-binding) basis, the executive officer compensation that will or may be paid to PRA’s named executive officers that is based on or otherwise relates to the transactions contemplated by the merger agreement (the “PRA compensation proposal”).

PRA’s stockholders approved the PRA compensation proposal.

For	Against	Abstain
52,293,719	343,661	163,968

Proposal 3 — To approve the adjournment of the PRA stockholder meeting to solicit additional proxies if there are not sufficient votes at the time of the PRA stockholder meeting to approve the PRA merger agreement proposal or to ensure that any supplement or amendment to the accompanying joint proxy statement/prospectus is timely provided to PRA stockholders (the “PRA adjournment proposal”).

PRA’s stockholders approved the PRA adjournment proposal, if necessary, but an adjournment was not necessary in light of adoption of the merger agreement.

For	Against	Abstain
48,962,035	3,721,701	117,612

Item 8.01               Other Events.

Based on the results of the Special Meeting, subject to the satisfaction or waiver of the remaining closing conditions under the merger agreement, the transactions contemplated by the merger agreement are expected to be consummated on July 1, 2021.

Cautionary Note Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements generally include statements regarding the potential transaction between ICON and PRA, including any statements regarding the expected timetable for completing the potential transaction, the ability to complete the potential transaction, the expected benefits of the potential transaction (including anticipated synergies, projected financial information and future opportunities) and any other statements regarding ICON’s and PRA’s future expectations, beliefs, plans, objectives, results of operations, financial condition and cash flows, or future events or performance. These statements are often, but not always, made through the use of words or phrases such as “anticipate,” “intend,” “plan,” “believe,” “project,” “estimate,” “expect,” “may,” “should,” “will” and similar expressions. All such forward-looking statements are based on current expectations of ICON’s and PRA’s management and therefore involve estimates and assumptions that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from the results expressed in the statements. Key factors that could cause actual results to differ materially from those projected in the forward-looking statements include uncertainties as to the timing to consummate the potential transaction; the risk that a condition to closing the potential transaction may not be satisfied; litigation relating to the potential transaction that has been or could be instituted against ICON, PRA or their respective directors; the effects of disruption to ICON’s or PRA’s respective businesses; restrictions during the pendency of the potential transaction that may impact ICON’s or PRA’s ability to pursue certain business opportunities or strategic transactions; the effect of this communication on ICON’s or PRA’s stock prices; transaction costs; ICON’s ability to achieve the benefits from the proposed transaction; ICON’s ability to effectively integrate acquired operations into its own operations; the ability of ICON or PRA to retain and hire key personnel; unknown liabilities; and the diversion of management time on transaction-related issues. Other important factors that could cause actual results to differ materially from those in the forward-looking statements include the effects of industry, market, economic, political or regulatory conditions outside of ICON’s or PRA’s control (including public health crises, such as pandemics and epidemics); risks regarding PRA’s ability to maintain large customer contracts or enter into new contracts; PRA’s ability to attract suitable investigators and patients for its clinical trials; PRA’s ability to keep pace with rapid technological change; PRA’s potential liability if a patient is harmed; and the factors set forth under the heading “Risk Factors” of ICON’s Annual Report on Form 20-F and PRA’s Annual Report on Form 10-K and most recent Quarterly Report on Form 10-Q, and in subsequent filings with the U.S. Securities and Exchange Commission (the “SEC”). These risks, as well as other risks associated with the potential transaction, are more fully discussed in the joint proxy statement/prospectus filed with the SEC in connection with the proposed transaction. Other unpredictable or unknown factors not discussed in this communication could also have material adverse effects on forward-looking statements. Neither ICON nor PRA assumes any obligation to update any forward-looking statements, except as required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRA Health Sciences, Inc.

Dated: June 16, 2021	By:	/s/ Christopher L. Gaenzle
Name: Christopher L. Gaenzle
Title: Executive Vice President, Chief Administrative Officer and General Counsel